Exhibit 99.1

NASDAQ: AGRX Agile Therapeutics (AGRX) Corporate Presentation January 2022 1

NASDAQ: AGRX Forward-Looking Statements Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements.” We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding our ongoing and planned manufacturing and commercialization of Twirla®, the potential market acceptance and uptake of Twirla®, our results of operations, financial condition, liquidity, prospects, growth and strategies (including our projected net sales, operating expenses, non-cash reserves, cash, cash equivalents and marketable securities on hand, New Jersey Net Operating Loss (NOL) sale program proceeds, retail units sold, and Twirla growth), the length of time that we will be able to continue to fund our operating expenses and capital expenditures and our expected financing needs and sources of financing, including our debt financing from Perceptive Advisors. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to maintain regulatory approval of Twirla, the ability of our third party manufacturer, Corium, to produce commercial supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully commercialize and obtain market access for Twirla, the successful development of our sales and marketing capabilities, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla, the ongoing effects of the COVID-19 pandemic on our operations and the operations of third parties we rely on as well as on our potential customer base, growth of sales volume at a rate that allows us to avoid losses associated with dated, expired, excess or obsolete inventory and achieve our contractual minimum orders with Corium, our ability to receive proceeds from the sale of NOLs in connection with our participation in the New Jersey Business Tax Certificate Transfer Program, our ability to meet or exceed the revenue thresholds necessary to permit us to access the remaining amount available under our existing debt financing from Perceptive and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

NASDAQ: AGRX 3 Who We Are

NASDAQ: AGRX 4 • Agile Therapeutics® is a women’s healthcare company dedicated to fulfilling the unmet health needs of today’s women • Commercial-stage company aspiring to build a robust Women’s Health Franchise • Our product and product candidates are designed to offer women more freedom and flexibility through additional contraceptive options • Currently focused on contraception, specifically our first FDA-approved product Twirla® (levonorgestrel and ethinyl estradiol) transdermal system • Headquartered in Princeton, NJ and senior leadership largely comprised of J&J alumni responsible for the launch of Ortho Evra Who We Are Establish Agile in Contraceptive Market with Twirla Become Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need

NASDAQ: AGRX 5 Our Product

Twirla® is the first and only birth control patch delivering a low dose of estrogen.[1-5]

A LOWER ESTROGEN DOSE THAN OTHER CONTRACEPTIVE PATCHES

Twirla delivers 30 mcg of estrogen daily, **the lowest exposure of estrogen in a transdermal contraceptive option.**[2-4]



Not actual size.
For illustrative purposes only.

WOVEN, FLEXIBLE FABRIC

Twirla utilizes our proprietary Skinfusion® patch technology, **designed with a woven, flexible fabric.**[1]



skinfusion

DEMONSTRATED SAFETY PROFILE

In the SECURE Trial, conducted in a large and diverse group of women, **Twirla was found to be a safe and well-tolerated weekly option** in women with a BMI <30 kg/m² for whom a combined hormonal contraceptive is appropriate.[1,2]

PURPOSEFULLY INCLUSIVE TRIAL

Efficacy and safety were established in a purposefully inclusive trial that featured a diverse study population, **closely representative of the demographics of women across the US.**[1]

Twirla® is a weekly hormonal birth control patch for women with a body mass index (BMI) less than 30 kg/m² who can become pregnant. Twirla is less effective in women with a BMI of 25 kg/m² or more to less than 30 kg/m² and should not be used in women whose BMI is 30 kg/m² or more.

References: 1. Nelson AL, Kaunitz AM, Kroll R, et al. Efficacy, safety, and tolerability of a levonorgestrel/ethinyl estradiol transdermal delivery system: phase 3 clinical trial results. *Contraception.* 2021;103(3):137-143. **2.** Twirla [prescribing information]. Princeton, NJ: Agile Therapeutics, Inc.; 2020. **3.** Xulane [prescribing information]. Morgantown, WV: Mylan Pharmaceuticals; 2020. **4.** Zafemy [prescribing information]. Bridgewater, NJ: Amneal Pharmaceuticals LLC; 2021. **5.** Centers for Disease Control and Prevention. U.S. medical eligibility criteria for contraceptive use, 2016. *MMWR Morb Mortal Wkly Rep.* 2016;65(3):1-104.

Agile THERAPEUTICS NASDAQ: AGRX

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NASDAQ: AGRX 7 Weekly. Self-Administered. Just 3 Patches a Month. Stop and take it every day, ideally at the same time each day for at least 21 days each month. During the fourth week of the cycle, she wears no patch and should expect her period. THE DAILY PILL ROUTINE: WITH TWIRLA , SHE CHANGES THE PATCH JUST ONCE A WEEK FOR 3 WEEKS EACH MONTH TWIRLA MAY BE APPLIED TO ONE OF THE FOLLOWING LOCATIONS ON THE SKIN Buttock Abdomen Upper Torso (excluding breasts) Twirla: Birth Control Designed to Fit Her Life

NASDAQ: AGRX 8 2021 Year in Review: Our First Full Year of Commercialization

NASDAQ: AGRX 0 2000 4000 6000 8000 10000 12000 14000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 (estimate) 9 Twirla Growth Based on Key Performance Metrics (Quarterly)* Quarterly Totals Cycles Dispensed Total Prescriptions (TRx) New Prescriptions (NRx) Refills (RRx) Reflects Retail-Only Data as Reported by Symphony Metys *The preliminary results and estimates set forth above on this slide are based on management’s initial review of our operations for the quarter and full year ended December 31, 2021 and are subject to revision based upon our year-end closing procedures and the completion and external audit of our year-end financial statements.

NASDAQ: AGRX Growing Number of Twirla Prescribers (Quarterly)* Cumulative Writers Quarterly Totals 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 (estimate) 10 *The preliminary results and estimates set forth above on this slide are based on management’s initial review of our operations for the quarter and full year ended December 31, 2021 and are subject to revision based upon our year-end closing procedures and the completion and external audit of our year-end financial statements.

NASDAQ: AGRX 11 Financial Update & Company Outlook* Projected Fourth Quarter 2021 Results • Net product sales revenue of $1.4 million to $1.5 million reflecting market demand as we completed our inventory drawdown. • Q4 2021 Operating expenses are expected to be between $17.5 - $19.5 million as a result of increased branded marketing spend and product samples. We expect total expenses to be in-line with our business plan for Twirla commercialization activities. • Expected non-cash charge of approximately $4.5 million for short-dated inventory in 4Q 2021. We are planning our purchasing quantities with our contract manufacturer to more closely reflect anticipated demand. Financial Flexibility • Expected $19 million cash, cash equivalents and marketable securities as of December 31, 2021. • Potential to access additional capital through at-the-market arrangement to sell up to $50 million of company common stock. • Plan to reduce debt and restructure financial covenants in Q1 2022. • Application for NJ Net Operating Loss (NOL) sale program approved and we expect to receive approx. $4.675 million in net proceeds during Q1 2022. *The preliminary results and estimates set forth above on this slide are based on management’s initial review of our operations for the quarter and full year ended December 31, 2021 and are subject to revision based upon our year-end closing procedures and the completion and external audit of our year-end financial statements.

NASDAQ: AGRX 12 We Continue to Focus on Growth* Agile continues to focus on growing sales of Twirla in both the retail and non-retail channels. We are seeking to expand access to Twirla through initiatives like the recent collaboration with a telemedicine provider, Pandia Health. Progress in the Retail channel. Estimated Q4 2021 retail units (cycles) sold based on script demand is expected to be in the range of 12,400 to 12,700 units, which would reflect an estimated 30.1% to 33.3% quarterly growth over the 9,529 retail units sold in Q3 2021. We seek to cultivate strategic Institutional Accounts. We continue to focus on developing the non- retail institutional channel in 2022 and are launching a collaboration with Afaxys Pharma, LLC to promote Twirla in the U.S. family planning community. Revenue outlook for Q4 and Year End 2021. We expect net sales from our retail accounts to reflect closely TRx script demand, with each script representing approximately 1.3 cycles or monthly units of Twirla (3 patches). We estimate Q4 2021 net sales to be $1.4 million to $1.5 million and full year 2021 will be in the range of $4.0 million to $4.1 million. *The preliminary results and estimates set forth above on this slide are based on management’s initial review of our operations for the quarter and full year ended December 31, 2021 and are subject to revision based upon our year-end closing procedures and the completion and external audit of our year-end financial statements.

NASDAQ: AGRX 13 NASDAQ: AGRX 13 Our Plan for Continued Future Growth

NASDAQ: AGRX Growth Acceleration & Message Amplification Initiatives Carli Lloyd Corporate Partnership Twirla Branded Influencer Program New Announcement 14

NASDAQ: AGRX Recently Announced: Alliance with Afaxys Pharma, LLC • January 2022 announcement and launch of alliance with Afaxys Pharma, LLC to promote Twirla • As a trusted expert in community and public health, Afaxys is a leading provider of innovative contraceptive options, which will now include Twirla • Afaxys GPO provides access to >10,000 340B and non- 340B health centers, and other non-retail dispensing sites nationwide • City/county/state health departments • Closed HMOs • College and university student health centers • Community health centers • Federally qualified health centers • Free and charitable health centers • Independent family planning • Planned Parenthood 15

NASDAQ: AGRX • Active partnership with online telehealth service Pandia Health offers an additional point of access to Twirla® in a fast-growing channel • In the states where it operates, Pandia Health offers convenient prescription fulfillment for women with active birth control prescriptions, as well as access to expert birth control doctors who can provide prescriptions through asynchronous online visits. All patients receive free delivery of their birth control • Partnership represents first telehealth alliance for Agile and Twirla and we continue to explore additional partnerships and channels to maximize patient access to Twirla Telehealth Partnership 16

NASDAQ: AGRX • Medi-Cal ‒ California Medicaid Program, Medi-Cal, placed Twirla on the preferred drug formulary list effective October 1, 2021. ‒ Secures a preferred position for Twirla on the formulary for Medi-Cal and related programs which provide health care to approximately 15 million beneficiaries. ‒ Medi-Cal is the largest Medicaid program in the U.S. • We believe roughly one-third of the existing contraceptive patch market comes from Medicaid • Developing the non-retail institutional channel remains a priority for Agile and Twirla Update on Patient Access 17

NASDAQ: AGRX Twirla Influencer Program & Direct-to-Consumer Marketing Twirla Branded Influencer Program • Activated a branded influencer program on Instagram to increase awareness of Twirla as a birth control option and encourage women in our target audience (ages 18-34) to engage in open conversation about the product • Influencers will showcase the benefits of Twirla through authentic storytelling further supported by paid amplification • Our influencers include individuals of varying tiers, from micro to macro, which will allow us to optimize the unique benefits each level of influence offers • Influencer roster of diverse individuals will be deployed in phases through 2021 and into 2022 • Twirla is also the first prescription birth control brand to launch podcast advertisements on Spotify and the first birth control brand to run custom content across BuzzFeed, leveraging social handles across Facebook, Instagram, and Snapchat 18

NASDAQ: AGRX • U.S. Women’s soccer star and four-time Olympian • Will represent Agile as the corporate brand ambassador but will not be discussing Twirla® • Why Carli? ‒ Fits Agile’s corporate culture and aligns with company values ‒ Helps communicate our message and commitment to women’s health in an authentic and relatable way ‒ Understands the importance of empowering women to reach beyond their limits and never compromise, especially with their healthcare • Will bring awareness to women’s health topics and Agile’s commitments to empowering women in their healthcare choices and to fulfill unmet needs • Partnership runs through September 2022 with mutual option to extend Corporate Partnership With Carli Lloyd “I’m excited to be partnering with a company solely dedicated to women’s health. Agile’s focus on bringing women options and knowledge when it comes to their healthcare decisions is a mission I’m proud to be part of.” 19

NASDAQ: AGRX • The Affordable Care Act (ACA) established an important standard for coverage of contraceptives: nearly all commercial health and Medicaid plans are required to cover the full range of medically necessary contraceptives without coinsurance, copayments or deductibles. • Despite the ACA’s protections and the government’s guidance, women around the country are not always getting the contraception they need, are prescribed and are entitled to at no cost. • Recently, House Committee leaders, the National Women’s Law Center (NWLC), and the Family Planning Council all urged the Biden Administration to enforce the ACA to ensure access to the full range of FDA-approved contraceptives. Enforcement of Contraceptive Access Under ACA • We believe this issue has been an impediment to the prescribing and uptake of new contraceptive products like Twirla that have been approved by the FDA since the ACA’s passage. • We are closely following and involved in these developments and hope to see the Biden Administration address this important issue. 20

NASDAQ: AGRX 21 Beyond Twirla®

NASDAQ: AGRX 22 Commitment to Enhancing Shareholder Value The Company believes that building a U.S. women’s health franchise on the foundation of Twirla’s commercial success can enhance value for our shareholders. A successful launch of Twirla is our primary focus. We have sought out and will continue to explore partnerships and opportunities that leverage our existing infrastructure: • Co-promotion within the U.S. • Partnerships outside of the U.S. • Any other opportunities that will enhance shareholder value • Evaluation of our internal pipeline candidates will continue in 2022 • Explore potential acquisition of new assets to expand our reach in women’s health Beyond Twirla, opportunities include:

NASDAQ: AGRX 23 NASDAQ: AGRX Why We Believe

NASDAQ: AGRX Financial plan to unlock long-term growth and better define the path to profitability Financial plan to unlock long-term growth and better define the path to profitability Partnerships and programs in place to pursue plan to accelerate growth Partnerships and programs in place to pursue plan to accelerate growth Opportunity Summary Approved product that we expect to grow in a multi-billion-dollar market Approved product that we expect to grow in a multi-billion-dollar market 24

NASDAQ: AGRX 25 Continue To Follow Along Agile Therapeutics • Website: www.agiletherapeutics.com • Twitter: @AgileTher • LinkedIn: @Agile Therapeutics Twirla • Website: www.twirla.com • Instagram: @twirla_us • Facebook: Twirla® (levonorgestrel and ethinyl estradiol) transdermal system Investor Contact Matt Riley Head of Investor Relations & Corporate Communications mriley@agiletherapeutics.com Click Here to View a Snapshot of Our Twirla Consumer Advertising or visit: www.agiletherapeutics.com/our-product/